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                                                                 Exhibit 24

                                 POWER OF ATTORNEY



     WHEREAS: Bell Atlantic - Maryland, Inc., a Maryland corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1995, an Annual Report on Form 10-K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and,

     WHEREAS: The undersigned is an officer or director, or both, of the Company as stated below;

     NOW THEREFORE: Each of the undersigned hereby constitutes and appoints William M. English and Randal S. Milch and each of them, as attorneys for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such report, hereby granting to said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF: Each of the undersigned has executed this power of attorney on the 1st day of February, 1995.


[SIGNATURE OF GEORGE L. BUNTING, JR.     [SIGNATURE OF RANDAL S. MILCH
          APPEARS HERE]                            APPEARS HERE]
------------------------------------     ---------------------------------------
George L. Bunting, Jr.                   Randal S. Milch
Director                                 Director, Vice President


[SIGNATURE OF FREDERICK D. D'ALESSIO     [SIGNATURE OF JOHN W. SEAZHOLTZ
          APPEARS HERE]                            APPEARS HERE]
------------------------------------     ---------------------------------------
Frederick D. D'Alessio                   John W. Seazholtz
Director, President                      Director, Vice President


[SIGNATURE OF RHODA M. DORSEY           [SIGNATURE OF ROBERT F. TARDIO
          APPEARS HERE]                            APPEARS HERE]
------------------------------------     ---------------------------------------
Rhoda M. Dorsey                          Robert F. Tardio
Director                                 Director


[SIGNATURE OF JAMES H. MCLEAN
        APPEARS HERE]
------------------------------------
James H. McLean
Director